UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22806

Oppenheimer Main Street Small Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 4/30/2017

Item 1. Reports to Stockholders.

Annual Report 4/30/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Main Street Small Cap Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Index
1-Year	23.49%	16.39%	25.63%
Since Inception (5/17/13)	10.98	9.33	10.52

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER MAIN STREET SMALL CAP FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 23.49% during the reporting period. In comparison, the Russell 2000 Index (the “Index”) returned 25.63% during the same period. The Fund underperformed the Index primarily within the financials, materials and health care sectors as a result of stock selection. Within financials, an underweight position also detracted from performance. The Fund outperformed the Index within the energy, information technology and real estate sectors, due to stock selection.

MARKET OVERVIEW

The Index and the Fund experienced gains this reporting period, particularly after the November U.S. Presidential election. A large trend for the first half of 2016 was the demand for so called bond proxy stocks with above average dividend yields. This trend was magnified post the Brexit vote as treasury yields, already at historic lows, were under further pressure and future rate hike expectations continued to be pushed farther out. However, the market environment shifted over the fourth quarter of 2016, when the “risk-on” trade returned. This meant a sharp rebound in lower quality cyclicals, outperformance by smaller versus larger cap stocks, and a rotation away from more stable earnings and defensive-oriented higher

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3 OPPENHEIMER MAIN STREET SMALL CAP FUND

dividend companies. This theme continued through the end of 2016.

Domestic equities started 2017 with solid gains, continuing the strong upward move following the November election. While the gains were across market capitalizations, larger-cap companies generally saw better returns than smaller-cap companies in the opening months of 2017, and growth-oriented companies generally outperformed value stocks. These trends were a reversal from what was experienced in the final weeks of 2016.

Several important macroeconomic trends and events drove market performance so far in 2017:

●	The U.S. election, which saw Republicans take the White House and maintain control of Congress.

●	Given the outcome of the election, significant policy changes are expected surrounding taxation, cross-border trade, regulatory burdens, and healthcare.

●	With these changes, we expect a broad shift from monetary stimuli to inflationary fiscal stimuli.

●	Uncertainty over the pace of Federal Reserve interest rate hikes.

●	The U.S. dollar materially strengthening versus other currencies.
●	Continued slow but steady recovery in domestic consumer employment, wages and consumption.

●	Continued impact of Brexit and increased uncertainty for global markets as a result.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that is positioned to out-perform no matter the environment.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe that correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/ or management teams that are executing (e.g., gaining market share, expanding profit margins), with at least reasonable stock valuations. We believe companies with these qualities generally have more stable earnings.

FUND REVIEW

Top contributors to performance this reporting period included MKS Instruments, WellCare Health Plans and Burlington Stores, Inc. MKS Instruments is a global provider of instruments, subsystems and process control solutions that measure, control, power, monitor and analyze critical parameters of advanced manufacturing processes to improve process performance and productivity. During the reporting period, the company benefited from completing its acquisition of Newport Corporation, a worldwide leader in photonics

4 OPPENHEIMER MAIN STREET SMALL CAP FUND

solutions. MKS Instruments also reported several quarters of strong earnings. WellCare is a managed care company for government-sponsored healthcare coverage with a focus on Medicare and Medicaid programs. During the reporting period, WellCare had a key program win in Nebraska, a favorable Medicaid rate recommendation from regulator CMS, and demonstrated several quarters of strong execution. After trimming the position several times for risk management, we ultimately exited at the end of the reporting period due to valuation. Burlington owns and operates branded apparel retail stores throughout the U.S. and Puerto Rico. During the reporting period, Burlington executed extremely well and grew earnings despite being in the early stages of a transition to an off-price retail model. Management’s success in a challenging environment led to rising investor confidence and boosted the stock higher. The company continued to perform well this reporting period, reporting strong earnings results.

Detractors from performance included MDC Partners, Sally Beauty Holdings and Acadia Healthcare Company. Advertising agency MDC had a difficult year, and failed to meet revenue goals over its third quarter of 2016. We exited our position. Concerns about the sustainability of many U.S. retail models due to Amazon, combined with uneven execution at beauty products retailer Sally Beauty have pressured the stock, resulting in a valuation suggesting a truly broken a broken retail story. Though we did reduce our holding subsequent to period end, we continue to believe that the company’s model (two thirds of its sales flow through a loyalty program, one third of sales are to a professional customer) is viable and that self-inflicted execution issues can be resolved. Psychiatric hospital provider Acadia Healthcare Company released disappointing earnings results, followed shortly by news of potentially unethical behavior by a key competitor which clouded the outlook for the industry and Acadia’s potential acquisition growth. We exited our position.

STRATEGY & OUTLOOK

While bottom-up company research and stock selection continue to be central to our process and strategy, we do have some observations about the current environment. First, while the Trump administration is off to a rocky start and thus far has gained little traction with its legislative agenda, we still believe that upcoming changes resulting from the election are likely to be significant. While the details are still murky, here are our base case expectations for what we believe will happen in 2017/18:

●	Lower U.S. corporate tax rates (fewer companies re-domiciling outside the U.S., and maybe some companies coming back)

●	Offsetting the lower tax rates, fewer specialized deductions

●	Lower regulatory burdens

●	Greater fiscal stimulus, most notably infrastructure spending

●	Rhetoric around protectionism in many forms, including higher import tariffs

5 OPPENHEIMER MAIN STREET SMALL CAP FUND

●	Higher wages

While some of these changes—most notably tax rates—would directly lead to earnings growth in the near term, these changes do present some material risks that need to be considered. Supply chains today are highly globalized, and higher friction within global trade could lead to disruptions and higher costs for our companies. Moreover, other countries could easily create retaliatory protectionist policies of their own, reducing demand for U.S. exports and/or making life more difficult for overseas operations of our companies. Finally, although deflation has been the bigger concern in recent years, these policies are clearly swinging the pendulum toward higher inflation. In moderation, inflation is helpful, but we are mindful that sometimes the pendulum can swing too far.

At the moment, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment, wage and inflation data while home prices and innovation also continue to help drive the economy higher.

U.S. corporate revenues, earnings, and free cash flow have resumed their moderate growth. The post-election strength in U.S. equity markets and the return of the “risk on trade” indicates that the consensus opinion expects earnings growth to accelerate further in the quarters ahead.

We continue to be laser-focused on the rise in “accounting shenanigans” and the rising spread between GAAP (Generally Accepted Accounting Principles) earnings and pro-forma adjusted earnings. This, combined with ongoing financial engineering, e.g., tax inversions and other obfuscations, have caused us to place increasing emphasis on judging the attractiveness of an investment based on free cash flow, rather than earnings.

While interest rates have increased in recent months, they are still very low relative to historical standards. Current capital allocation is fueled by this environment of ongoing relatively low interest rates. We believe the risks inherent to this market include the effect of misallocation of capital if interest rates were to rise materially. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

We expect heightened uncertainty to return in the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings— leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams

6 OPPENHEIMER MAIN STREET SMALL CAP FUND

positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors.

Matthew P. Ziehl, CFA Portfolio Manager

Matthew P. Ziehl, CFA and Co-Lead Portfolio Manager, on behalf of the Portfolio Management team: Adam Weiner, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner and Magnus Krantz. Mr. Ziehl and Mr. Weiner serve as Co-Lead Portfolio managers of the Fund.

7 OPPENHEIMER MAIN STREET SMALL CAP FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Korn/Ferry International	2.4%
Prestige Brands Holdings, Inc.	1.9
MB Financial, Inc.	1.9
Portland General Electric Co.	1.8
j2 Global, Inc.	1.7
On Assignment, Inc.	1.7
MKS Instruments, Inc.	1.6
CACI International, Inc., Cl. A	1.6
Brandywine Realty Trust	1.6
Masonite International Corp.	1.6

Portfolio holdings and strategies are subject to change. Percentages are as of April 30, 2017, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	11.0%
Real Estate Investment Trusts (REITs)	8.4
Semiconductors & Semiconductor Equipment	5.9
Specialty Retail	4.7
Software	4.4
Professional Services	4.1
Commercial Services & Supplies	3.8
Health Care Equipment & Supplies	3.6
Oil, Gas & Consumable Fuels	3.6
Internet Software & Services	3.3

Portfolio holdings and strategies are subject to change. Percentages are as of April 30, 2017, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and strategies are subject to change. Percentages are as of April 30, 2017, and are based on the total market value of common stocks.

8 OPPENHEIMER MAIN STREET SMALL CAP FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/17

	Inception Date	1-Year	Since Inception
Class A (OSCAX)	5/17/13	23.49	10.98
Class C (OSCCX)	5/17/13	22.55	10.06
Class I (OSSIX)	5/17/13	23.97	11.46
Class R (OSCNX)	5/17/13	23.17	10.63
Class Y (OSCYX)	5/17/13	23.85	11.36

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/17

	Inception Date	1-Year	Since Inception
Class A (OSCAX)	5/17/13	16.39	9.33
Class C (OSCCX)	5/17/13	21.55	10.06
Class I (OSSIX)	5/17/13	23.97	11.46
Class R (OSCNX)	5/17/13	23.17	10.63
Class Y (OSCYX)	5/17/13	23.85	11.36

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund

9 OPPENHEIMER MAIN STREET SMALL CAP FUND

prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 OPPENHEIMER MAIN STREET SMALL CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11 OPPENHEIMER MAIN STREET SMALL CAP FUND

Actual	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During 6 Months Ended April 30, 2017
Class A	$ 1,000.00	$ 1,190.60	$ 6.64
Class C	1,000.00	1,185.50	10.72
Class I	1,000.00	1,192.50	4.25
Class R	1,000.00	1,189.10	8.06
Class Y	1,000.00	1,192.30	4.90

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.74	6.12
Class C	1,000.00	1,015.03	9.89
Class I	1,000.00	1,020.93	3.92
Class R	1,000.00	1,017.46	7.43
Class Y	1,000.00	1,020.33	4.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.22%
Class C	1.97
Class I	0.78
Class R	1.48
Class Y	0.90

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS April 30, 2017

	Shares	Value
Common Stocks—97.9%
Consumer Discretionary—10.8%
Auto Components—1.6%
Visteon Corp.[1]	88,756	$9,137,430

Diversified Consumer Services—0.8%
Houghton Mifflin Harcourt Co.[1]	426,577	4,905,635

Hotels, Restaurants & Leisure—2.6%
Sonic Corp.	257,665	6,926,035
Texas Roadhouse, Inc., Cl. A	175,786	8,240,848
		15,166,883

Media—0.6%
Madison Square Garden Co. (The), Cl. A1	18,240	3,680,285

Specialty Retail—4.7%
Burlington Stores, Inc.[1]	57,521	5,689,977
Carvana Co.[1]	138,043	1,532,277
DSW, Inc., Cl. A	294,740	6,077,539
Group 1 Automotive, Inc.	124,379	8,575,932
Sally Beauty Holdings, Inc.[1]	297,068	5,650,234
		27,525,959

Textiles, Apparel & Luxury Goods—0.5%
Canada Goose Holdings, Inc.[1]	172,295	2,899,725

Consumer Staples—1.5%
Beverages—0.7%
Boston Beer Co., Inc. (The), Cl. A1	26,713	3,856,022
Food Products—0.8%
Hostess Brands, Inc., Cl. A1	281,961	4,832,811

Energy—3.9%
Energy Equipment & Services—0.3%
RigNet, Inc.[1]	99,623	1,952,611

Oil, Gas & Consumable Fuels—3.6%
Cone Midstream Partners LP2	197,331	4,443,894
HollyFrontier Corp.	190,503	5,360,755
Matador Resources Co.[1]	113,668	2,464,322
Noble Midstream Partners LP2	90,220	4,521,826

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Renewable Energy Group, Inc.[1]	414,392	$4,330,396
		21,121,193

Financials—25.0%
Capital Markets—1.0%
Stifel Financial Corp.[1]	117,812	5,757,472

Commercial Banks—11.0%
Bank of NT Butterfield & Son Ltd. (The)	115,411	3,837,416
BankUnited, Inc.	240,343	8,481,704
Berkshire Hills Bancorp, Inc.	122,071	4,577,662
Chemical Financial Corp.	109,065	5,175,134
Customers Bancorp, Inc.[1]	119,617	3,699,754
FCB Financial Holdings, Inc., Cl. A1	91,282	4,313,074
IBERIABANK Corp.	112,225	8,905,054
MB Financial, Inc.	258,057	10,970,003
Sterling Bancorp	265,122	6,164,087
Webster Financial Corp.	171,516	8,714,728
		64,838,616

Insurance—1.0%
James River Group Holdings Ltd.	136,860	5,961,622

Real Estate Investment Trusts (REITs)—8.4%
Brandywine Realty Trust	548,938	9,315,478
CYS Investments, Inc.	1,018,529	8,688,052
DiamondRock Hospitality Co.	599,851	6,604,360
DuPont Fabros Technology, Inc.	158,636	8,177,686
Four Corners Property Trust, Inc.	374,580	8,738,951
National Storage Affiliates Trust	324,030	7,938,735
		49,463,262

Real Estate Management & Development—1.0%
Realogy Holdings Corp.	182,113	5,563,552

13 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Thrifts & Mortgage Finance—2.6%
Beneficial Bancorp, Inc.	229,568	$3,673,088
OceanFirst Financial Corp.	130,212	3,600,362
Oritani Financial Corp.	313,352	5,311,316
WSFS Financial Corp.	55,873	2,637,206
		15,221,972

Health Care—10.5%
Biotechnology—2.4%
ACADIA Pharmaceuticals, Inc.[1]	85,794	2,945,308
Clovis Oncology, Inc.[1]	43,248	2,503,627
Exelixis, Inc.[1]	144,102	3,227,885
Sage Therapeutics, Inc.[1]	33,815	2,400,865
Ultragenyx Pharmaceutical, Inc.[1]	45,403	2,923,499
		14,001,184

Health Care Equipment & Supplies—3.6%
NuVasive, Inc.[1]	124,094	8,998,056
NxStage Medical, Inc.[1]	234,410	7,006,515
Spectranetics Corp. (The)[1]	185,379	5,301,839
		21,306,410

Health Care Providers & Services—1.4%
Addus HomeCare Corp.[1]	57,386	1,948,255
Amedisys, Inc.[1]	121,543	6,587,630
		8,535,885

Life Sciences Tools & Services—0.8%
VWR Corp.[1]	161,530	4,564,838

Pharmaceuticals—2.3%
Prestige Brands Holdings, Inc.[1]	196,999	11,309,713
TherapeuticsMD, Inc.[1]	408,249	2,082,070
		13,391,783

Industrials—19.5%
Aerospace & Defense—0.6%
Wesco Aircraft Holdings, Inc.[1]	292,020	3,548,043

	Shares	Value
Airlines—1.4%
Spirit Airlines, Inc.[1]	142,835	$8,180,160

Building Products—1.6%
Masonite International Corp.[1]	110,836	9,221,555

Commercial Services & Supplies—3.8%
ABM Industries, Inc.	64,175	2,771,718
ACCO Brands Corp.[1]	590,783	8,418,658
Advanced Disposal Services, Inc.[1]	165,069	3,925,341
Matthews International Corp., Cl. A	105,100	7,204,605
		22,320,322

Construction & Engineering—2.4%
Dycom Industries, Inc.[1]	85,562	9,040,481
KBR, Inc.	337,751	4,745,401
		13,785,882

Electrical Equipment—1.2%
Generac Holdings, Inc.[1]	195,558	6,877,775

Machinery—2.3%
Greenbrier Cos., Inc. (The)	113,897	4,948,825
Manitowoc Co., Inc. (The)[1]	519,461	3,101,182
Rexnord Corp.[1]	231,221	5,641,792
		13,691,799

Professional Services—4.1%
Korn/Ferry International	439,712	14,246,669
On Assignment, Inc.[1]	192,113	9,945,690
		24,192,359

Road & Rail—1.1%
Genesee & Wyoming, Inc., Cl. A1	97,743	6,623,066

Trading Companies & Distributors—1.0%
SiteOne Landscape Supply, Inc.[1]	127,507	6,096,110

Information Technology—17.6%
Electronic Equipment, Instruments, & Components—0.7%
Vishay Intertechnology, Inc.	241,920	3,955,392

14 OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value
Internet Software & Services—3.3%
Envestnet, Inc.[1]	138,112	$4,806,298
j2 Global, Inc.	112,606	10,161,565
Yelp, Inc., Cl. A1	125,907	4,458,367
		19,426,230

IT Services—3.3%
Black Knight Financial Services, Inc., Cl. A1	111,674	4,623,303
Booz Allen Hamilton Holding Corp., Cl. A	148,434	5,333,234
CACI International, Inc., Cl. A1	79,336	9,361,648
		19,318,185

Semiconductors & Semiconductor Equipment—5.9%
Brooks Automation, Inc.	293,489	7,413,532
Cypress Semiconductor Corp.	294,140	4,120,901
MaxLinear, Inc., Cl. A1	264,002	7,347,176
MKS Instruments, Inc.	124,056	9,707,382
Semtech Corp.[1]	183,492	6,266,252
		34,855,243

Software—4.4%
Guidewire Software, Inc.[1]	89,804	5,522,048
Paylocity Holding Corp.[1]	87,145	3,436,999
Pegasystems, Inc.	132,075	6,016,016
Proofpoint, Inc.[1]	72,042	5,429,806
Zynga, Inc., Cl. A1	1,818,398	5,255,170
		25,660,039

Materials—5.5%
Construction Materials—1.2%
Summit Materials, Inc., Cl. A1	269,835	6,923,966

Footnotes to Statement of Investments

1.	Non-income producing security.
2.	Security is a Master Limited Partnership.
3.	Rate shown is the 7-day yield at period end.

	Shares	Value
Metals & Mining—2.6%
Century Aluminum Co.[1]	229,985	$3,136,996
Compass Minerals International, Inc.	73,592	4,857,072
Kaiser Aluminum Corp.	90,042	7,600,445
		15,594,513

Paper & Forest Products—1.7%
Boise Cascade Co.[1]	187,780	5,727,290
PH Glatfelter Co.	201,693	4,338,416
		10,065,706

Utilities—3.6%
Electric Utilities—1.8%
Portland General Electric Co.	228,978	10,381,863

Gas Utilities—1.0%
Suburban Propane Partners LP2	234,477	6,037,783
Water Utilities—0.8%
American States Water Co.	104,614	4,657,415
Total Common Stocks (Cost $477,783,672)		575,098,556

Investment Company—3.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71%[3,4] (Cost $22,596,280)	22,596,280	22,596,280

Total Investments, at Value (Cost $500,379,952)	101.7%	597,694,836
Net Other Assets (Liabilities)	(1.7)	(9,924,273)
Net Assets	100.0%	$587,770,563

15 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 29, 2016[a]	Gross Additions	Gross Reductions	Shares April 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. Eb	12,209,334	227,158,921	216,771,975	22,596,280

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Eb			$22,596,280	$58,183

a. Represents the last business day of the Fund’s reporting period.

b. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $477,783,672)	$575,098,556
Affiliated companies (cost $22,596,280)	22,596,280

597,694,836

Cash	106,491

Receivables and other assets:
Investments sold	7,867,427
Shares of beneficial interest sold	1,655,935
Interest, dividends and principal paydowns	381,747
Other	20,778

Total assets	607,727,214

Liabilities
Payables and other liabilities:
Investments purchased	19,438,898
Shares of beneficial interest redeemed	439,103
Distribution and service plan fees	30,235
Trustees’ compensation	7,925
Shareholder communications	6,539
Other	33,951

Total liabilities	19,956,651

Net Assets	$587,770,563

Composition of Net Assets
Par value of shares of beneficial interest	$39,443

Additional paid-in capital	492,294,617

Accumulated net investment income	854,570

Accumulated net realized loss on investments and foreign currency transactions	(2,732,951)

Net unrealized appreciation on investments	97,314,884

Net Assets	$587,770,563

17 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $108,775,449 and 7,316,249 shares of beneficial interest outstanding)	$14.87
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$15.78

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,273,704 and 2,294,797 shares of beneficial interest outstanding)	$14.50

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $353,945,291 and 23,678,055 shares of beneficial interest outstanding)	$14.95

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,342,698 and 701,115 shares of beneficial interest outstanding)	$14.75

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $81,433,421 and 5,452,529 shares of beneficial interest outstanding)	$14.93

See accompanying Notes to Financial Statements.

18 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2017

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $6,356)	$6,087,897
Affiliated companies	58,183

Interest	417

Total investment income	6,146,497

Expenses
Management fees	3,500,633

Distribution and service plan fees:
Class A	181,603
Class C	222,909
Class R	32,049

Transfer and shareholder servicing agent fees:
Class A	163,880
Class C	49,072
Class I	92,472
Class R	14,132
Class Y	153,541

Shareholder communications:
Class A	10,775
Class C	3,233
Class I	11
Class R	1,154
Class Y	7,804

Trustees’ compensation	21,455

Borrowing fees	8,094

Custodian fees and expenses	2,806

Other	92,879

Total expenses	4,558,502
Less reduction to custodian expenses	(107)
Less waivers and reimbursements of expenses	(75,752)

Net expenses	4,482,643

Net Investment Income	1,663,854

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	24,861,570
Foreign currency transactions	2,880

Net realized gain	24,864,450

Net change in unrealized appreciation/depreciation on investments	77,245,025

Net Increase in Net Assets Resulting from Operations	$103,773,329

See accompanying Notes to Financial Statements.

19 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2017	Year Ended April 29, 2016[1]

Operations
Net investment income	$1,663,854	$2,898,074

Net realized gain (loss)	24,864,450	(25,020,940)

Net change in unrealized appreciation/depreciation	77,245,025	6,342,145

Net increase (decrease) in net assets resulting from operations	103,773,329	(15,780,721)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(201,060)	(135,493)
Class C	—	—
Class I	(1,860,267)	(2,213,988)
Class R	(4,825)	(2,189)
Class Y	(341,963)	(367,390)

	(2,408,115)	(2,719,060)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	43,884,331	18,471,290
Class C	14,378,311	5,263,567
Class I	(5,873,523)	117,733,894
Class R	4,938,850	1,228,864
Class Y	7,552,712	14,953,452

	64,880,681	157,651,067

Net Assets
Total increase	166,245,895	139,151,286

Beginning of period	421,524,668	282,373,382

End of period (including accumulated net investment income of $854,570 and $749,343, respectively)	$587,770,563	$421,524,668

1. Represents the last business day of the Fund’s reporting period.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Period Ended April 30, 2014[2]

Per Share Operating Data
Net asset value, beginning of period	$12.08	$12.76	$11.57	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.00	0.05	0.03	0.06
Net realized and unrealized gain (loss)	2.82	(0.69)	1.20	1.57

Total from investment operations	2.82	(0.64)	1.23	1.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.04)	(0.00)4	(0.02)
Distributions from net realized gain	0.00	0.00	(0.04)	(0.04)

Total dividends and/or distributions to shareholders	(0.03)	(0.04)	(0.04)	(0.06)

Net asset value, end of period	$14.87	$12.08	$12.76	$11.57

Total Return, at Net Asset Value[5]	23.49%[6]	(5.06)%	10.67%	16.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,776	$49,494	$34,343	$21,892

Average net assets (in thousands)	$74,701	$43,949	$26,518	$14,944

Ratios to average net assets:[7]
Net investment income	0.02%	0.44%	0.25%	0.57%
Expenses excluding specific expenses listed below	1.23%	1.25%	1.30%	1.40%
Interest and fees from borrowings	0.00%[8]	0.00%[8]	0.00%	0.00%

Total expenses[9]	1.23%	1.25%	1.30%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%	1.25%[10]	1.25%	1.24%

Portfolio turnover rate	67%	53%	55%	52%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

7. Annualized for periods less than one full year.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2017	1.23%
Year Ended April 30, 2016	1.25%
Year Ended April 30, 2015	1.30%
Period Ended April 30, 2014	1.40%

10. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Period Ended April 30, 2014[2]

Per Share Operating Data
Net asset value, beginning of period	$11.84	$12.57	$11.49	$10.00

Income (loss) from investment operations:
Net investment loss[3]	(0.10)	(0.04)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	2.76	(0.69)	1.19	1.57

Total from investment operations	2.66	(0.73)	1.12	1.53

Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00	0.00	(0.04)	(0.04)

Net asset value, end of period	$14.50	$11.84	$12.57	$11.49

Total Return, at Net Asset Value[4]	22.55%[5]	(5.81)%	9.77%	15.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,274	$14,441	$9,878	$2,252

Average net assets (in thousands)	$22,374	$12,117	$5,461	$879

Ratios to average net assets:[6]
Net investment loss	(0.74)%	(0.34)%	(0.59)%	(0.34)%
Expenses excluding specific expenses listed below	1.98%	2.01%	2.13%	2.31%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses[8]	1.98%	2.01%	2.13%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%	2.01%[9]	2.13%	2.23%

Portfolio turnover rate	67%	53%	55%	52%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2017	1.98%
Year Ended April 29, 2016	2.01%
Year Ended April 30, 2015	2.13%
Period Ended April 30, 2014	2.31%

9. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER MAIN STREET SMALL CAP FUND

Class I	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Period Ended April 30, 2014[2]

Per Share Operating Data
Net asset value, beginning of period	$12.14	$12.82	$11.58	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.07	0.11	0.10	0.09
Net realized and unrealized gain (loss)	2.82	(0.70)	1.20	1.58

Total from investment operations	2.89	(0.59)	1.30	1.67

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.09)	(0.02)	(0.05)
Distributions from net realized gain	0.00	0.00	(0.04)	(0.04)

Total dividends and/or distributions to shareholders	(0.08)	(0.09)	(0.06)	(0.09)

Net asset value, end of period	$14.95	$12.14	$12.82	$11.58

Total Return, at Net Asset Value[4]	23.97%[5]	(4.63)%	11.26%	16.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$353,945	$294,108	$187,997	$12

Average net assets (in thousands)	$308,374	$256,727	$95,238	$12

Ratios to average net assets:[6]
Net investment income	0.51%	0.91%	0.80%	0.86%
Expenses excluding specific expenses listed below	0.78%	0.80%	0.80%	1.09%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses[8]	0.78%	0.80%	0.80%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.80%[9]	0.79%	0.80%

Portfolio turnover rate	67%	53%	55%	52%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2017	0.78%
Year Ended April 29, 2016	0.80%
Year Ended April 30, 2015	0.80%
Period Ended April 30, 2014	1.09%

9. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Period Ended April 30, 2014[2]

Per Share Operating Data
Net asset value, beginning of period	$12.00	$12.68	$11.53	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.03)	0.02	(0.01)	0.02
Net realized and unrealized gain (loss)	2.79	(0.69)	1.20	1.56

Total from investment operations	2.76	(0.67)	1.19	1.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.01)	0.00	(0.01)
Distributions from net realized gain	0.00	0.00	(0.04)	(0.04)

Total dividends and/or distributions to shareholders	(0.01)	(0.01)	(0.04)	(0.05)

Net asset value, end of period	$14.75	$12.00	$12.68	$11.53

Total Return, at Net Asset Value[4]	23.17%[5]	(5.31)%	10.34%	15.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,343	$4,060	$3,027	$650

Average net assets (in thousands)	$6,444	$3,544	$1,403	$271

Ratios to average net assets:[6]
Net investment income (loss)	(0.25)%	0.15%	(0.09)%	0.19%
Expenses excluding specific expenses listed below	1.49%	1.51%	1.61%	1.76%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses[8]	1.49%	1.51%	1.61%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.48%	1.51%[9]	1.60%	1.71%

Portfolio turnover rate	67%	53%	55%	52%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2017	1.49%
Year Ended April 29, 2016	1.51%
Year Ended April 30, 2015	1.61%
Period Ended April 30, 2014	1.76%

9. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER MAIN STREET SMALL CAP FUND

Class Y	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Period Ended April 30, 2014[2]

Per Share Operating Data
Net asset value, beginning of period	$12.13	$12.81	$11.59	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.05	0.09	0.04	0.09
Net realized and unrealized gain (loss)	2.82	(0.69)	1.24	1.58

Total from investment operations	2.87	(0.60)	1.28	1.67

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.08)	(0.02)	(0.04)
Distributions from net realized gain	0.00	0.00	(0.04)	(0.04)

Total dividends and/or distributions to shareholders	(0.07)	(0.08)	(0.06)	(0.08)

Net asset value, end of period	$14.93	$12.13	$12.81	$11.59

Total Return, at Net Asset Value[4]	23.85%[5]	(4.72)%	11.05%	16.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,433	$59,422	$47,128	$432

Average net assets (in thousands)	$69,849	$54,043	$6,437	$358

Ratios to average net assets:[6]
Net investment income	0.38%	0.76%	0.33%	0.89%
Expenses excluding specific expenses listed below	0.98%	1.00%	1.01%	1.33%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses[8]	0.98%	1.00%	1.01%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%[9]	0.88%	0.90%

Portfolio turnover rate	67%	53%	55%	52%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2017	0.98%
Year Ended April 29, 2016	1.00%
Year Ended April 30, 2015	1.01%
Period Ended April 30, 2014	1.33%

9. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2017

1. Organization

Oppenheimer Main Street Small Cap Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized

26 OPPENHEIMER MAIN STREET SMALL CAP FUND

2. Significant Accounting Policies (Continued)

gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex- dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades

27 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required, however, during the reporting period, the Fund paid federal excise tax of $1,405. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$976,459	$—	$168,376	$96,179,089

1. At period end, the Fund had $168,376 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included

28 OPPENHEIMER MAIN STREET SMALL CAP FUND

2. Significant Accounting Policies (Continued)

in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$168,376

2. During the reporting period, the Fund utilized $25,281,723 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$1,367	$849,488	$848,121

The tax character of distributions paid during the reporting periods:

	Year Ended April 30, 2017	Year Ended April 30, 2016

Distributions paid from:
Ordinary income	$2,408,115	$2,719,060

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$501,515,747

Gross unrealized appreciation	$104,897,401
Gross unrealized depreciation	(8,718,312)

Net unrealized appreciation	$96,179,089

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts

29 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of

30 OPPENHEIMER MAIN STREET SMALL CAP FUND

3. Securities Valuation (Continued)

trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

31 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$63,315,917	$—	$—	$63,315,917
Consumer Staples	8,688,833	—	—	8,688,833
Energy	23,073,804	—	—	23,073,804
Financials	146,806,496	—	—	146,806,496
Health Care	61,800,100	—	—	61,800,100
Industrials	114,537,071	—	—	114,537,071
Information Technology	103,215,089	—	—	103,215,089
Materials	32,584,185	—	—	32,584,185
Utilities	21,077,061	—	—	21,077,061
Investment Company	22,596,280	—	—	22,596,280

Total Assets	$597,694,836	$—	$—	$597,694,836

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

32 OPPENHEIMER MAIN STREET SMALL CAP FUND

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds,

33 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

and directors or employees. Related parties owned 51% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

34 OPPENHEIMER MAIN STREET SMALL CAP FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended April 30, 2017		Year Ended April 29, 2016[1]
	Shares	Amount	Shares	Amount

Class A
Sold	4,892,400	$66,313,764	3,133,948	$38,354,256
Dividends and/or distributions reinvested	14,653	198,561	10,627	133,978
Redeemed	(1,686,918)	(22,627,994)	(1,738,889)	(20,016,944)

Net increase	3,220,135	$43,884,331	1,405,686	$18,471,290

Class C
Sold	1,432,309	$19,097,048	633,134	$7,582,742
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(356,804)	(4,718,737)	(199,634)	(2,319,175)

Net increase	1,075,505	$14,378,311	433,500	$5,263,567

Class I
Sold	4,467,519	$62,681,972	17,020,185	$208,714,134
Dividends and/or distributions reinvested	136,454	1,860,186	175,055	2,213,898
Redeemed	(5,157,327)	(70,415,681)	(7,631,606)	(93,194,138)

Net increase (decrease)	(553,354)	$(5,873,523)	9,563,634	$117,733,894

Class R
Sold	465,237	$6,315,005	199,157	$2,408,288
Dividends and/or distributions reinvested	357	4,810	174	2,181
Redeemed	(102,900)	(1,380,965)	(99,675)	(1,181,605)

Net increase	362,694	$4,938,850	99,656	$1,228,864

Class Y
Sold	2,629,725	$35,344,731	2,871,766	$35,020,262
Dividends and/or distributions reinvested	25,057	341,497	29,060	367,311
Redeemed	(2,101,820)	(28,133,516)	(1,680,066)	(20,434,121)

Net increase	552,962	$7,552,712	1,220,760	$14,953,452

1. Represents the last business day of the Fund’s reporting period.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$379,588,444	$316,263,318

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in

35 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.73% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will

36 OPPENHEIMER MAIN STREET SMALL CAP FUND

8. Fees and Other Transactions with Affiliates (Continued)

be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

April 30, 2017	$93,928	$878	$3,283	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/

37 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries pooled investment vehicles and interest and fees from borrowings; will not exceed 1.25% for Class A shares, 2.25% for Class C shares, 0.80% for Class I shares, 1.75% for Class R shares and 0.90% for Class Y shares.

During the reporting period, the Manager reimbursed the Fund as follows:

Class Y	$52,116

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $12,933 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$4,962
Class C	1,486
Class R	438
Class Y	3,817

This fee waiver and/or reimbursement may be terminated at any time.

9. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

38 OPPENHEIMER MAIN STREET SMALL CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Main Street Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small Cap Fund, including the statement of investments, as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Small Cap Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

June 26, 2017

39 OPPENHEIMER MAIN STREET SMALL CAP FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $4,280,751 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $21,030 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

40 OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

41 OPPENHEIMER MAIN STREET SMALL CAP FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Main Street Small Cap Fund	12/1/16	81.0%	0.0%	19.0%
Oppenheimer Main Street Small Cap Fund	12/28/16	81.0%	0.0%	19.0%

42 OPPENHEIMER MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Trustee (since 2013) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2013) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub- Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Richard F. Grabish, Trustee (since 2013) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2013) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 42 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2013) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 42 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

44 OPPENHEIMER MAIN STREET SMALL CAP FUND

F. William Marshall, Jr., Trustee (since 2013) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999- July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations

Karen L. Stuckey, Trustee (since 2013) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 42 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2013) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 16th Floor, New York, New York 10281-1008.

45 OPPENHEIMER MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 99 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ziehl, Anello, Vardharaj, Krantz, Weiner, Mss. Budzinski, Ketner, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Matthew P. Ziehl, Vice President (since 2013) Year of Birth: 1967	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); Managing Director at The Guardian Life Insurance Company (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Team leader and co portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raymond Anello, Vice President (since 2013) Year of Birth: 1964	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since April 2011). Sector manager for energy and utilities for the Sub-Adviser’s Main Street Investment Team (since May 2009). Portfolio Manager of the RS All Cap Dividend product (from its inception in July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. Guardian Life Insurance Company (October 1999) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Mr. Anello served as an equity portfolio manager/analyst and high yield analyst at Orion Capital (1995-1998) and an assistant portfolio manager at the Garrison Bradford portfolio management firm (1988-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raman Vardharaj, Vice President (since 2013) Year of Birth: 1971	Vice President and portfolio manager of the Sub-Adviser (since May 2009). Sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

46 OPPENHEIMER MAIN STREET SMALL CAP FUND

Joy Budzinski, Vice President (since 2013) Year of Birth: 1968	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for healthcare for the Sub-Adviser’s Main Street Investment Team (since May 2009). Healthcare sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company (August 2006) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Senior equity analyst at Bank of New York BNY Asset Management (2001 -2006); portfolio manager and analyst at Alliance of America (1999-2001); portfolio manager and analyst at JP Morgan Chase (1993-1997); analyst at Prudential Investments (1997-1998). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Kristin Ketner, Vice President (since 2013) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for consumer discretionary and consumer staples for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio Manager at Solstice Equity Management (2002-2005); retail analyst at Goldman Sachs (1999-2001); Director of Strategy and Integration at Staples (1997-1999); investment banker at Merrill Lynch (1987-1992 and 1995-1997) and Montgomery Securities (1994-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2013) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam Weiner, Vice President (since 2013) Year of Birth: 1969	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for industrials and materials for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment for industrials and materials (January 2007-April 2009). Director and senior equity analyst at Credit Suisse Asset Management (CSAM) (September 2004-December 2006). Equity analyst at Credit Suisse First Boston 2004-2006 (buy-side) and 1999-2004 (sell-side) and Morgan Stanley (1996-1999); internal auditor at Dun and Bradstreet (1992-1996). Budget analyst, Information Resources Division of the Executive Office of the President (1990-1992). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

47 OPPENHEIMER MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015 to February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012 – March 2015) and Deputy Chief Legal Officer (April 2013 – March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008 – September 2009) and Deputy General Counsel (October 2009 – February 2012) of Lord Abbett & Co. LLC. An officer of 99 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 99 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 99 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of Sub-Adviser (February 2007-December 2012); Assistant Vice President of Sub-Adviser (August 2002- 2007). An officer of 99 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

48 OPPENHEIMER MAIN STREET SMALL CAP FUND

OPPENHEIMER MAIN STREET SMALL CAP FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

49 OPPENHEIMER MAIN STREET SMALL CAP FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

50 OPPENHEIMER MAIN STREET SMALL CAP FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1355.001.0417 June 23, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $20,600 in fiscal 2017 and $20,600 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,300 in fiscal 2017 and $233 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $234,635 in fiscal 2017 and $508,990 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $689,805 in fiscal 2017 and $468,498 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $930,740 in fiscal 2017 and $977,721 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Small Cap Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/16/2017